First Quarter 2009 Financial Results Thursday, May 14, 2009 Jim Keyes, Chairman and CEO Tom Casey, EVP and CFO Exhibit 99.2

Disclosure Regarding Forward-Looking Information
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management.  Specific forward-
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limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “predicts,” “targets,”
“seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements in this release under the heading “2009 Outlook” and statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking. These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections.  These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements.  The risk factors set forth under “Item 1A. Risk Factors” in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk
Factors” sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements. Currently, the risks and uncertainties that may most directly impact our future results include (i) whether, despite the amended credit facility having been funded on the terms contemplated, we will have sufficient liquidity to finance the ongoing obligations of our business; and (ii) whether we will be able to otherwise improve our liquidity position by managing cash and cutting expenses. In the event that the risks disclosed in our public filings and those discussed above cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments.  Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. Further, the forward-looking statements included in this presentation and those included from time to time in our public filings, press releases and on our website are only made as of the respective dates thereof.  We undertake no obligation to update publicly any forward-looking statement in this presentation or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.
This presentation includes both GAAP and non-GAAP measures. Reconciliations of adjusted results and other non-
GAAP financial measures are shown in the tables following this presentation and following the text of the first quarter financial results press release.

Recent Highlights
Completes funding of $250 million credit facility
Announces $21.4 million
(A)
asset-based loan for Canadian subsidiary
Reports net income of $27.7 million, or $0.12 per diluted share
Continues cash maximization initiatives and remains on track to reduce SG&A by over $200 million
(B)
during fiscal 2009
Reiterates full-year adjusted EBITDA
(C)
guidance of $305 million to $325
million
(A) U.S. Dollars
(B) Excludes negative impacts of foreign currency exchange rates and inflation.
( C) Adjusted EBITDA excludes the settlement of the litigation bond, stock-based compensation expenses, costs associated with lease terminations, severance and an adjustment for game inventory obsolescence and the favorable settlement of future liabilities

Factors in 1Q 2009
Unit/title strength, theatrical performance, competitive pressures, as well as the overall economic environment impacted rental comparables; however, we are taking near-term actions to offset current trends
Internal Business Driver Comments
GDP contracted by 6.1% in Q1
Lower discs per transaction
Economic Climate
Offset
Government’s GDP base case -2.5%; -3.0%
adverse case for full year
Expanding CYT pilots
Reduction of Inventory (-20%) Preservation of liquidity
Weak title slate
Progress with studios to improve unit availability
and revenue-sharing agreements
Expanding “Choose Your Terms” (“CYT”) pilot;
rolling out to additional stores
Movie Industry Record theatrical performance
–
56M incremental admissions YTD
–
+15% YTD revenues
Strong performance should benefit
Blockbuster when released to DVD
Competitive Pressure
External Business Drivers Comments Offset
Redbox
Netflix
Movie Gallery
Improve unit availability
Strategic alliance with NCR
Blu-Ray pricing
More aggressive marketing; Leverage strong brand

Strategic Initiatives
Blockbuster continues to execute its strategic plan, while continuing to reduce costs and maximize cash flow
+
In-stock availability
–
New terms & pricing
–
New studio and vendor terms /
partnerships
Expanded product offering:
Blockbuster Premieres
Diversification: event ticketing and
consigned products
Stores
Games by-mail offering
Same price Blu-Ray
By-Mail
Market entry; 10K in 12 to 18 months
Add retail and games
Pilot digital download
Vending
Further reduce SG&A by over
$200mm
(A)
Continue to pursue
outsourcing contracts
Pursue aggressive lease cost
reductions
Liquidity enhancements
Financial Initiatives
Adjusted EBITDA guidance
of $305mm-$325mm
(B)
Reduce total debt
Improved Results
(A)
Excludes negative impacts of foreign currency exchange and inflation.
(B)
Adjusted EBITDA excludes the stock-based compensation expenses, costs associated with lease terminations, severance and an adjustment for game inventory obsolescence and the favorable settlement of future liabilities
Digital
Strategic alliances (CE device
manufacturers and infrastructure)

Q1'08 Q1'09 % Increase /
Actual Actual (Decrease)
Labor
229 $            183 $            (19.9%)
Occupancy
216 $            193 $            (10.5%)
Above-Store 88 $              64 $              (27.1%)
Other G&A
69 $              53 $              (22.9%)
Total SG&A, pre-Mktg. 601 $            493 $            (17.9%)
YOY Increase / (Decrease) (108) $
Marketing 31 $              12 $              (61.3%)
Total SG&A
632 $            505 $            (20.0%)
YOY Increase / (Decrease) (127) $
Continued Reduction of SG&A
The Company continues to execute according to plan and is on track to reduce SG&A by over
$200Mn
(A)
in fiscal 2009
(A) Excludes impacts of foreign currency exchange and inflation

…Anywhere …Any Way
In-Store By-Mail
Vending/
Kiosk
Online At-Home
Rent
Buy
Subscribe
Blockbuster Inc.
A leading global provider of in-home movie and game entertainment that provides convenient access to media entertainment across all platforms and channels

Capital Structure (as of April 5, 2009)
The Company’s modest leverage ratio is 2.7x debt to EBITDA
($ in millions)
4/5/2009 % of Cap 2009 EBITDA Interest rate Maturity
Cash and equivalents $107.0
Revolver $205.0 18.3% 0.6x L + 3.25% 8/20/2009
Term loan A facility 10.0 0.9% 0.0x L + 3.25% 8/20/2009
Term loan B facility 333.7 29.8% 1.0x L + 3.50% 8/20/2011
Total bank debt $548.7 49.0% 1.7x
9.00% Senior sub notes 300.0 26.8% 0.9x 9.00% 9/1/2012
Capital leases 32.5 2.9% 0.1x Various
Total debt $881.2 78.6% 2.7x
Convertible preferred equity 150.0 13.4% 7.50% Dividend Perpetual
Book equity - common 89.4 8.0%
Total equity $239.4 21.4%
Total capitalization $1,120.6 100.0%

Funding Activity
(since April 5, 2009)
Cash and cash equivalents as of April 5, 2009 107.0 $
Proceeds from Canadian ABL (A) 21.4 $
Proceeds from Amended Revolver (B) 250.0
Pay pre-amendment revolver balance (205.0)
Pay fees on amended credit facility (24.3)
Net proceeds from funding 42.1
Proceeds from games inventory sale 16.4
Cash used to collateralize letters of credit (C) (118.3)
Net cash outflow from transactions (101.9)
Pro-Forma cash as of May 12, 2009 (D) (E) 47.2 $
(A) Converted to US Dollars based on the May 11, 2009 exchange rate
(B) As of May 12, 2009
(C) Includes reduction in letters of credit, including settlement of litigation bond
(D) April 5 cash balance less cash outflow from transactions
(E) Does not include cash generated by the business in the month leading up to funding

Capital Structure Post Funding
($ in millions)
5/12/2009 % of Cap 2009 EBITDA Interest rate Maturity
Pro-Forma Cash Balance (A) $47.2
Revolver (B) $250.0 21.5% 0.8x L + 10.00% (F) 9/30/2010
Canadian ABL (C) $21.4 1.8% 0.1x 18.00% 9/30/2010
Term loan A facility (D) 8.7 0.7% 0.0x L + 3.50% 8/20/2009
Term loan B facility (D) 309.9 26.7% 0.9x L + 3.75% 8/20/2011
   Total bank debt $590.0 50.8% 1.8x
9.00% Senior sub notes 300.0 25.8% 0.9x 9.00% 9/1/2012
Capital leases (E) 32.5 2.8% 0.1x Various
   Total debt $922.5 79.4% 2.8x
Convertible preferred equity 150.0 12.9% 7.50% Dividend Perpetual
Book equity - common (E) 89.4 7.7%
   Total equity $239.4 20.6%
   Total capitalization $1,161.9 100.0%
(A) April 5 cash balance less cash outflow from transactions
(B) Amended and Extended Revolver as of May 12, 2009
(C) Canadian ABL reported in U.S. Dollars
(D) Balances as of May 12, 2009 reflect amortization payments during 2Q09 with cash from operations
(E) As of April 5, 2009
(F) LIBOR for the amended revolver has a floor of 3.50%

$21M
Liquidity Enhancements
Description
Benefit
International
asset sales
Sale of Int’l assets
Store closures
Closure of less profitable stores
Canadian ABL
Term Loan
LC reduction
$10M
Settlement of underlying litigation
Blockbuster has recently enhanced liquidity, with additional opportunities planned
Asset-Based Loan to support Canadian
operations (U.S. Dollars)
Viacom LC
Reduction
Reduction in Viacom LC
Excess Inventory
Reduction
$16M
Sale of excess retail games software,
hardware and accessories
Completed
Planned in 2009
Description Benefit
Over $25M
Over $25M
Over $100M

Debt Amortization Schedule
Prior
Revolving
Credit
Facility
Amended
Revolver
Term A
Loan
Facility
Term B
Loan
Facility
Canadian
Credit
Facility*
Senior
Subordinated
Notes
Total
Payments
Due
Fiscal 2009
Second quarter (pre-funding)……………
- $            - $            (1.3) $         (23.8) $       - $                - $                  (25.1) $
Second quarter (post-funding)…………… (205.0)        250.0         -               (8.6)            21.4               -                      57.8
Third quarter………...…………………… -               -               (8.7)            (8.7)            -                   -                      (17.4)
Fourth quarter……………………………… -               (25.0)          -               (8.7)            -                   -                      (33.7)
(205.0) $     225.0 $      (10.0) $       (49.8) $       21.4 $            - $                  (18.4) $
Fiscal 2010
First quarter……………….……………… - $            (60.0) $       - $            (8.7) $         - $                - $                  (68.7) $
Second quarter…………………………… -               (75.0)          -               (8.7)            -                   -                      (83.7)
Third quarter………...…………………… -               (90.0)          -               (66.6)          (21.4)              -                      (178.0)
Fourth quarter……………………………… -               -               -               (66.6)          -                   -                      (66.6)
- $            (225.0) $     - $            (150.6) $     (21.4) $           - $                  (397.0) $
Fiscal 2011
First quarter……………….……………… - $            - $            - $            (66.6) $       - $                - $                  (66.6) $
Second quarter…………………………… -               -               -               -               -                   -                      -
Third quarter……….……………………… -               -               -               (66.7)          -                   -                      (66.7)
Fourth quarter……………………………… -               -               -               -               -                   -                      -
- $            - $            - $            (133.3) $     - $                - $                  (133.3) $
Fiscal 2012
First quarter……………….……………… - $            - $            - $            - $            - $                - $                  - $
Second quarter…………………………… -               -               -               -               -                   -                      -
Third quarter……….……………………… -               -               -               -               -                   (300.0)              (300.0)
Fourth quarter……………………………… -               -               -               -               -                   -                      -
- $            - $            - $            - $            - $                (300.0) $           (300.0) $
*Converted to US Dollars based on the May 11, 2009 exchange rate

13 Back Up: Reconciliation Tables

Reconciliation of Net Income to Adjusted EBITDA
Fiscal Quarter Ended
April 5, 2009 April 6, 2008
Reconciliation of adjusted net income (loss):
Income (loss) from continuing operations 27.7 $                    45.7 $
Adjustments to reconcile income (loss) from continuing operations to adjusted net income (loss):
Store closure costs including lease terminations   (recurring) 3.4                         2.8
Severance costs   (non-recurring) 1.1                         -
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted net income (loss) 41.3                       48.5
Preferred stock dividends (2.8)                        (2.8)
Adjusted net income (loss) applicable to common stockholders
38.5 $                    45.7 $
Adjusted net income (loss) per common share  - diluted
0.19 $                    0.21 $
Reconciliation of adjusted operating income (loss):
Operating income (loss) 50.1 $                    70.2 $
Adjustments to reconcile operating income (loss) to adjusted operating income (loss):
Store closure costs including lease terminations   (recurring) 3.4                         2.8
Severance costs (non-recurring) 1.1                         -
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted operating income (loss) 63.7 $                    73.0 $

Reconciliation of Adjusted EBITDA
Fiscal Quarter Ended
April 5, 2009 April 6, 2008
Reconciliation of adjusted EBITDA:
Net income (loss) 27.7 $                    45.4 $
Adjustments to reconcile net income (loss) to adjusted
(Income) loss from discontinued operations, net of tax -                         0.3
Provision for income taxes 5.6                         6.8
Interest and other income, net 16.8                       17.7
Depreciation and intangible amortization 34.8                       39.9
EBITDA 84.9 $                    110.1 $
Lease termination costs incurred for store closures
(recurring) 1.1                         0.2
Severance costs   (non-recurring) 1.1                         -
Stock compensation   (recurring) 2.0                         4.2
Game inventory obsolesence adjustment (non-recurring) 16.7                       -
Settlement of future liability (non-recurring) (7.6)                        -
Adjusted EBITDA 98.2 $                    114.5 $

Guidance Reconciliation ($in Millions)
Full Year 2009 Guidance Reconciliation:
Low High
Net income (loss) 40.0 $                   60.0 $
Adjustments to reconcile net income (loss) to adjusted
EBITDA:
Provision for income taxes 24.0 24.0
Interest and other income, net 99.0 99.0
Depreciation and intangible amortization 122.0 122.0
Stock compensation   8.0 8.0
Other adjusting items 12.0 12.0
Adjusted EBITDA 305.0 $                 325.0 $
Guidance Range